Exhibit 10.1
EXECUTION COPY
FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
     THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of May ___, 2010, by and among MOHAWK INDUSTRIES, INC., a Delaware corporation (the “Company”), the Subsidiaries of the Company identified as “Borrowers” on the signature pages hereto (together with the Company, the “Borrowers”), the Subsidiaries of the Company identified as “Guarantors” on the signature pages hereto (collectively, the “Guarantors”), the Lenders signatory hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION (successor by merger to Wachovia Bank, National Association), a national banking association, as administrative agent for the Lenders (“Administrative Agent”).
STATEMENT OF PURPOSE
     WHEREAS, the Borrowers, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent are parties to that certain Loan and Security Agreement dated as of September 2, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).
     WHEREAS, the Borrowers have requested certain amendments and modifications to and under the Loan Agreement as more particularly described herein.
     WHEREAS, the Administrative Agent and the Lenders are willing to consent to such requests and have agreed to make such amendments and modifications to and under the Loan Agreement as provided herein.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
     SECTION 1 Capitalized Terms. All capitalized undefined terms used in this Amendment (including, without limitation, in the Statement of Purpose hereto) shall have the meanings assigned thereto in the Loan Agreement.
     SECTION 2 Amendments. Subject to and in accordance with the terms and conditions set forth herein, and effective on and after the First Amendment Effective Date (as defined in Section 3 below), the Loan Agreement is hereby amended as follows:
     (a) Amended Definitions. The following definitions set forth in Section 1.1 of the Loan Agreement are hereby amended as follows:
     (i) “Applicable Margin” is hereby amended by deleting the pricing grid in such definition in its entirety and replacing it with the following:

		Applicable Margin
		for Eurodollar Rate
		Loans and Swingline	Applicable Margin
Level	Average Excess Availability	Loans	for Base Rate Loans
1	Less than $200,000,000	3.25%	1.75%
2	Greater than or equal to
	$200,000,000 but less
	than $400,000,000	3.00%	1.50%
3	Greater than or equal
	to $400,000,000	2.75%	1.25%

     (ii) “Commitment Fee Rate” is hereby amended and restated in its entirety as follows:
     “Commitment Fee Rate” means, on any date of calculation, (a) if Average Excess Availability during the immediately preceding calendar quarter (or part thereof) is equal to or greater than fifty percent (50%) of the Aggregate Commitment then in effect, 0.65% per annum or (b) if Average Excess Availability during the immediately preceding calendar quarter (or part thereof) is less than fifty percent (50%) of the Aggregate Commitment then in effect, 0.50% per annum.”
     (iii) “Consolidated Indebtedness Payments” is hereby amended and restated in its entirety as follows:
     “Consolidated Indebtedness Payments” means, for any applicable period of computation, the sum of all (a) scheduled payments of principal on Consolidated Indebtedness for such period (including the principal component of payments due on Capital Leases or under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product during such period) and (b) (i) scheduled payments of principal of the Existing Senior Notes (or any Permitted Refinancing Indebtedness in respect thereof) made during such period and (ii) any payment of the Existing Senior Notes (or any Permitted Refinancing Indebtedness in respect thereof) made from proceeds of the Loans during such period; provided that Consolidated Indebtedness Payments shall not include (i) voluntary prepayments or mandatory prepayments of Loans hereunder or (ii) any payment pursuant to which such Consolidated Indebtedness is refinanced or repaid in whole or in part (A) through an incurrence of Indebtedness expressly permitted by Section 10.1, (B) with the proceeds of an issuance of Capital Stock of the Company or (C) with the proceeds of a disposition of assets (other than Collateral) expressly permitted pursuant to Section 10.5.”
     (iv) “Maturity Date” is hereby amended and restated in its entirety as follows:
     “Maturity Date” means the earlier to occur of (a) September 2, 2013; provided that such date shall be accelerated to: (i) if the 2011 Notes have not been repaid, refinanced, defeased or, in the reasonable determination of the Administrative Agent, the payment in full thereof adequately collateralized or reserved for by the Borrowers prior to October 15, 2010, October 15, 2010 and (ii) if the Maturity Date has not been modified pursuant to clause (i) above and the 2012 Notes have not been repaid, refinanced, defeased or, in the reasonable determination of the Administrative Agent, the payment in full thereof adequately collateralized or reserved for by the Borrowers prior to January 15, 2012, January 15, 2012, (b) the date of termination of the entire Aggregate Commitment by the Administrative Borrower pursuant to Section 2.6 or (c) the date on which the Obligations have been accelerated pursuant to Section 11.2(b) and in connection therewith, the Obligations have become immediately due and payable and the Aggregate Commitment has been terminated. For purposes hereof, the Administrative Agent shall deem the payment in full of the applicable Existing Senior Notes to be adequately collateralized or reserved for if, at the time of determination, (x) the Company have arranged for the following (individually or a through a combination of the following) in an amount greater than or equal to the amount necessary to fully repay the principal of, premium, if any, and interest on the applicable Existing Senior Notes, on the respective maturity dates thereof, as required pursuant to the 2011 Indenture and/or 2012 Indenture, as applicable (such amount, the “Refinancing Amount”): (A) such amount shall be deposited into and held in the Collateral Account (such deposit amount with the Administrative Agent, the “Maturity Date Deposit Amount”) and/or (B) the Administrative Agent (at the written direction of the Company) shall have established Reserves (in addition to any other Reserves established pursuant to the terms of this Agreement) in such amount (such Reserve amount, the “Maturity Date Reserve Amount”) (provided that the Maturity Date Reserve Amount, once so established, shall constitute a Reserve until the applicable Existing Senior Notes are no longer outstanding) or (y) the Company shall have defeased the applicable Existing Senior Notes in accordance with Section 10.4 of the 2011 Indenture or Section 8.4 of the 2012 Indenture, as applicable.”
     (v) “Permitted Acquisition” is hereby amended by replacing the amount “$300,000,000” with “$200,000,000” in clauses (d)(ii)(A), (f) and (g) thereof.
     (b) New Definition. The following definitions are hereby added to Section 1.1 in the appropriate alphabetical location:
     “Collateral Account” means a deposit account or securities account under the exclusive dominion and control of the Administrative Agent which the Loan Parties shall not be permitted to access except as permitted under Section 6.4.”
     “Maturity Date Deposit Amount” has the meaning given such term in the definition of Maturity Date.
     “Maturity Date Reserve Amount” has the meaning given such term in the definition of Maturity Date.
     (c) Amendments to Article VI. Article VI is amended by adding the following new Section 6.4 to the end of such Article:
     “Section 6.4 Collateral Account. So long as no Default or Event of Default shall have occurred and be continuing: (a) amounts on deposit in the Collateral Account shall be invested in cash or such Cash Equivalents as the Company may elect; (b) if at any time the amount on deposit in the Collateral Account exceeds the applicable Refinancing Amount, upon the written request of the Company, the Administrative Agent will withdraw the amount of such excess from the Collateral Account and return such amount to the Company; (c) if at any time the applicable Refinancing Amount exceeds the amount on deposit in the Collateral Account, upon the written request of the Administrative Agent, the Company will deposit an amount equal to such excess into the Collateral Account; and (d) upon the written request and direction of the Company, the Administrative Agent will withdraw amounts on deposit in the Collateral Account for payment to the trustee of the applicable Existing Senior Notes for the purpose of paying, prepaying, redeeming or otherwise acquiring for value the applicable Existing Senior

Notes, so long as after giving effect to any such payment, prepayment, redemption or acquisition for value, the remaining amount on deposit in the Collateral Account will equal or exceed the applicable Refinancing Amount (determined after taking into account such payment, prepayment, redemption or acquisition for value). Any request from the Company to withdraw amounts from the Collateral Account pursuant to clause (b) or (d) above will be accompanied by a certification by the Company of the applicable Refinancing Amount as of such date. The Collateral Account, and all amounts on deposit therein, shall constitute Collateral and the Company shall take, at the Company’s expense, all such necessary actions as the Administrative Agent may reasonably request to create and perfect the Administrative Agent’s security interest therein. At the time of the deposit of any amounts into the Collateral Account, the Company shall certify in writing to the Administrative Agent the amount of funds being provided from the proceeds of Loans and the amount of funds being provided from other cash or Cash Equivalents of the Company, as applicable.”
     (d) Amendments to Section 10.3.
     (i) Section 10.3(p)(ii)(A) is hereby amended by replacing the amount “$300,000,000” with “$200,000,000” in such Section.
     (ii) Section 10.3(q) is hereby amended by replacing each occurrence of the amount “$300,000,000” with “$200,000,000” in such Section.
     (e) Amendments to Section 10.9.
     (i) Section 10.9(b) is amended by deleting the introductory clause thereof in its entirety and replacing it as follows:
     “make any payment or prepayment on, or redeem or acquire for value (including, without limitation, (x)(i) by way of depositing with any trustee with respect thereto money or securities before due for the purpose of paying such when due or (ii) by depositing the Maturity Date Deposit Amount into the Collateral Account and/or establishing a Reserve in the amount of the Maturity Date Reserve Amount, and (y) at the maturity thereof) any Subordinated Indebtedness or the Existing Senior Notes (or any Permitted Refinancing Indebtedness in respect thereof), except:”
     (ii) Section 10.9(b)(iii) is hereby amended and restated in its entirety as follows:
     “(iii) prepayments, repurchases and repayments of the Existing Senior Notes (or any Permitted Refinancing Indebtedness in respect thereof) (including, without limitation, (x) by way of depositing with any trustee with respect thereto money or securities before due for the purpose of paying such when due or (y) by depositing the Maturity Date Deposit Amount into the Collateral Account and/or establishing a Reserve in the amount of the Maturity Date Reserve Amount, as described in the definition of Maturity Date, so long as (A) in the case of any optional prepayment, repurchase or repayment, no Default or Event of Default shall have occurred and be continuing or would result therefrom and (B) such prepayment, repurchase or repayment is made from the proceeds of (x) any Permitted Refinancing Indebtedness expressly permitted pursuant to Section 10.1(l), (y) an issuance of Capital Stock by the Company or (z) a disposition of assets (other than Collateral) expressly permitted pursuant to Section 10.5;

provided that if any such prepayment, repurchase or repayment is made from any source not described in clause (iii)(B) above, then the making of such prepayment, repurchase or repayment shall be a breach of this Section unless:
     (A) both 30-Day Excess Availability and Excess Availability on the date of such prepayment, repurchase or repayment (calculated on a pro forma basis after giving effect to such prepayment, repurchase or repayment) equal or exceed $200,000,000; or
     (B) (1) both 30-Day Excess Availability and Excess Availability on the date of such prepayment, repurchase or repayment (calculated on a pro forma basis after giving effect to such prepayment, repurchase or repayment) equal or exceed twenty-five percent (25%) of the Aggregate Commitment and (2) the Company shall have a Fixed Charge Coverage Ratio equal to or greater than 1.10 to 1.00 (calculated on a pro forma basis after giving effect to such prepayment, repurchase or repayment);
provided that if a repayment of the Existing Senior Notes under this clause (iii) is effected by the making of a Maturity Date Deposit Amount and/or reserving the Maturity Date Reserve Amount, the applicable test under subclause (A) or (B) herein shall be measured only at the time such deposit is made and/or reserve is established, provided further that, notwithstanding the foregoing, no payment of the Existing Senior Notes shall be permitted to be made from amounts held in the Collateral Account or from the proceeds of Revolving Loans if a Default or Event of Default shall have occurred and be continuing or would result therefrom; and”
     Except as so amended, the Loan Agreement and all other Loan Documents shall continue in full force and effect.
     SECTION 3 Effectiveness. This Amendment shall become effective (including any resulting changes to the Applicable Margin and the Commitment Fee Rate) on the date upon which each of the following conditions is satisfied (such date, the “First Amendment Effective Date”):
     (a) Execution of Counterparts of Amendment. The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers, the Guarantors, the Lenders and the Administrative Agent.
     (b) Amendment Fee. The Borrowers shall have paid to the Administrative Agent (or its applicable affiliates), for the account of the Lenders (including the Administrative Agent in its capacity as a Lender) an amendment fee in an aggregate amount equal to 5.0 basis points times the Aggregate Commitment.
     (c) Other Documents. The Administrative Agent shall have received any other documents or instruments reasonably requested by the Administrative Agent in connection with the execution of this Amendment.
     SECTION 4 Limited Effect. Except as expressly provided herein, the Loan Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Loan Agreement or any other Loan Document or a waiver of any Default or Event of

Default, (b) to prejudice any right or rights which Administrative Agent or Lenders may now have or may have in the future under or in connection with the Loan Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with any Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Loan Agreement or the Loan Documents or any rights or remedies arising in favor of Lenders or Administrative Agent, or any of them, under or with respect to any such documents.
     SECTION 5 Representations and Warranties. Each Loan Party represents and warrants that (a) it has the corporate power and authority to make, deliver and perform this Amendment, (b) it has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment, (c) this Amendment has been duly executed and delivered on behalf of such Loan Party, (d) this Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms; provided, that the enforceability hereof is subject to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors’ rights generally, (e) each of the representations and warranties made by such Loan Party in or pursuant to the Loan Documents is true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof, except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date and (f) no Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect hereto.
     SECTION 6 Acknowledgement and Reaffirmation. By its execution hereof, each Loan Party hereby expressly (a) acknowledges and agrees to the terms and conditions of this Amendment, (b) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in the Loan Agreement and the other Loan Documents to which it is a party and (c) acknowledges that its respective covenants, representations, warranties and other obligations set forth in the Loan Agreement and the other Loan Documents to which it is a party remain in full force and effect.
     SECTION 7 Costs and Expenses. The Borrowers agree to pay in accordance with Section 14.3 of the Loan Agreement all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.
     SECTION 8 Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
     SECTION 9 Governing Law. The validity, interpretation and enforcement of this Amendment shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.
     SECTION 10 Entire Agreement. This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.
     SECTION 11 Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties and their respective heirs, beneficiaries, successors and permitted assigns.

[Signature Pages Follow]

EXECUTION COPY
     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers, all as of the day and year first written above.

BORROWERS:	MOHAWK INDUSTRIES, INC.
	By:	/s/ Scott R. Veldman
		Name:	Scott R. Veldman
		Title:	Vice President & Treasurer

ALADDIN MANUFACTURING CORPORATION
	By:	/s/ Scott R. Veldman
		Name:	Scott R. Veldman
		Title:	Vice President & Treasurer

MOHAWK FACTORING, INC.
	By:	/s/ Scott R. Veldman
		Name:	Scott R. Veldman
		Title:	Vice President & Treasurer

DAL-TILE CORPORATION DAL-TILE DISTRIBUTION, INC. MOHAWK CARPET DISTRIBUTION, INC. UNILIN FLOORING NC, LLC
	By:	/s/ Scott R. Veldman
		Name:	Scott R. Veldman
		Title:	Vice President & Treasurer

WAYN-TEX LLC
	By:	/s/ Scott R. Veldman
		Name:	Scott R. Veldman
		Title:	Vice President & Treasurer

Mohawk Industries, Inc.
First Amendment
Signature Page

GUARANTORS:	DAL-ELIT, LLC DAL-TILE GROUP INC. MOHAWK CARPET TRANSPORTATION OF GEORGIA, LLC MOHAWK ESV, INC. MOHAWK SERVICING, LLC
	By:	/s/ Scott R. Veldman
		Name:	Scott R. Veldman
		Title:	Vice President & Treasurer

DAL-TILE INTERNATIONAL INC. DAL-TILE SERVICES, INC. MOHAWK CARPET, LLC
	By:	/s/ Scott R. Veldman
		Name:	Scott R. Veldman
		Title:	Vice President & Treasurer

DAL-TILE SHARED SERVICES, INC. MOHAWK RESOURCES, LLC
	By:	/s/ Scott R. Veldman
		Name:	Scott R. Veldman
		Title:	Vice President & Treasurer

Mohawk Industries, Inc.
First Amendment
Signature Page

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Bank and Swingline Lender
By:	/s/ Dan Denton
	Name:	Dan Denton
Title:

Mohawk Industries, Inc.
First Amendment
Signature Page

LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender
By:	/s/ Dan Denton
	Name:	Dan Denton
Title:

Mohawk Industries, Inc.
First Amendment
Signature Page

JPMORGAN CHASE BANK, N.A., as Lender
By:	/s/ T.C. Wilde
	Name:	T.C. Wilde
	Title:	Vice President

Mohawk Industries, Inc.
First Amendment
Signature Page

SUNTRUST BANK, as Lender
By:	/s/ Stephen D. Metts
	Name:	Stephen D. Metts
	Title:	Director

Mohawk Industries, Inc.
First Amendment
Signature Page

BANK OF AMERICA, N.A., as Lender
By:	/s/ Andrew A. Doherty
	Name:	Andrew A. Doherty
	Title:	Senior Vice President

Mohawk Industries, Inc.
First Amendment
Signature Page

REGIONS BANK, as Lender
By:	/s/ Michael A. Mezza
	Name:	Michael A. Mezza
	Title:	Senior Vice President

Mohawk Industries, Inc.
First Amendment
Signature Page

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Lender
By:	/s/ Omayra Laucella
	Name:	Omayra Laucella
	Title:	Vice President

By:	/s/ Paul O’Leary
	Name:	Paul O’Leary
	Title:	Director

Mohawk Industries, Inc.
First Amendment
Signature Page

BARCLAYS BANK PLC, as Lender
By:	/s/ Noam Azachi
	Name:	Noam Azachi
	Title:	Assistant Vice President

Mohawk Industries, Inc.
First Amendment
Signature Page

ING BELGIUM SA/NV, as Lender
By:	/s/ Markey Johan
	Name:	Markey Johan
	Title:	Director

By:	/s/ Jacques Mamere
	Name:	Jacques Mamere
	Title:	Head of Lending — Structured Finance

Mohawk Industries, Inc.
First Amendment
Signature Page